SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 10, 2007
Date of Report (date of earliest event reported)
U.S. WIRELESS DATA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-22848	84-1178691

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2728 Orchard Parkway
San Jose, California 95134-2012
(Address of principal executive offices)
(408) 625-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 1, 2007, U.S. Wireless Data, Inc., a Delaware corporation (“USWI” or “the company”), and its wholly owned operating subsidiary, StarVox Communications, Inc., a California corporation (“StarVox”), the parent company of Capital Telecommunications, Inc., a Pennsylvania corporation (“CTI”), entered into a Securities Purchase Agreement (the “Agreement”) dated as of June 1, 2007 with three investors (the “Investors”): DKR Soundshore Oasis Holding Fund Ltd. (“DKR”); SMH Capital, Inc. (“SMH”), and Trinad Capital Master Fund, Ltd. (“Trinad”). Trinad is an existing stockholder with a 32.5% beneficial interest in the outstanding capital stock of the company, and three of its general partners comprise three of the six directors on the board of directors of each of USWI and StarVox.
CTI is a competitive local exchange carrier and provides local and long distance telecommunications services in the United States. StarVox acquired all of the issued and outstanding stock of CTI in a transaction completed in June 2006. StarVox and USWI completed a merger combining the operations of the two companies on March 23, 2007.
The transactions contemplated by the Agreement (the “Transactions”) include (i) a loan to USWI from the Investors in the aggregate principal amount of $9,000,000, secured by the assets of USWI, StarVox and CTI, and (ii) the issuance by USWI of common stock warrants to the Investors for the purchase of an aggregate of 2,520,000 shares.
Under the Agreement, the parties agreed that the total loan amount of $9,000,000 will be extended and secured in two separate closings. In the first closing, completed June 1, 2007, each of the Investors funded $2,000,000 for an aggregate principal amount of $6,000,000.
The second closing of the Agreement was completed on July 10, 2007. In the second closing, DKR funded an additional $3,000,000 following satisfaction of certain conditions.
A summary of the material terms of the Transactions and the intended use of proceeds are set forth in the Company’s current report on Form 8-K filed with the Commission on June 7, 2007, which is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 herein is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Securities Purchase Agreement, dated as of June 1, 2007, by and among StarVox Communications, Inc., U.S. Wireless Data, Inc., and the investors listed on the Schedule of Buyers thereto*

10.2	Senior Secured Debenture issued to DKR Soundshore Oasis Holding Fund Ltd., dated June 1, 2007*

10.3	Senior Secured Debenture issued to SMH Capital Inc., dated June 1, 2007*

10.4	Senior Secured Debenture issued to Trinad Capital Master Fund, Ltd., dated June 1, 2007*

10.5	Warrant to purchase Common Stock issued to DKR Soundshore Oasis Holding Fund Ltd., dated June 1, 2007*

10.6	Warrant to purchase Common Stock issued to SMH Capital Inc, dated June 1, 2007*

10.7	Warrant to purchase Common Stock issued to Trinad Capital Master Fund, Ltd., dated June 1, 2007*

10.8	Pledge and Security Agreement, dated as of June 1, 2007, by and among U.S. Wireless Data, Inc., StarVox Communications, Inc., Capital Telecommunications, Inc., and the Investors*

10.9	Secured Guaranty by U.S. Wireless Data, Inc. and Capital Telecommunications, Inc., dated June 1, 2007*

10.10	Maturity Extension Letter Agreement, dated June 1, 2007 from U.S. Wireless Data, Inc., and StarVox Communications, Inc. to the Investors*

10.11	Second Amendment to the Senior Secured Promissory Notes by and among StarVox Communications, Inc, U.S. Wireless Data, Inc. and the holders party thereto and the form of warrant and subordination agreement thereunder*

10.12	Senior Secured Debenture issued to DKR Soundshore Oasis Holding Fund Ltd., dated July 10, 2007

*	Previously included with the Company’s Current Report on Form 8-K filed with the Commission on June 7, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 16, 2007

U.S. WIRELESS DATA, INC.
By:	/s/ Thomas Rowley
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Securities Purchase Agreement, dated as of June 1, 2007, by and among StarVox Communications, Inc., U.S. Wireless Data, Inc., and the investors listed on the Schedule of Buyers thereto*

10.2	Senior Secured Debenture issued to DKR Soundshore Oasis Holding Fund Ltd., dated June 1, 2007*

10.3	Senior Secured Debenture issued to SMH Capital Inc., dated June 1, 2007*

10.4	Senior Secured Debenture issued to Trinad Capital Master Fund, Ltd., dated June 1, 2007*

10.5	Warrant to purchase Common Stock issued to DKR Soundshore Oasis Holding Fund Ltd., dated June 1, 2007*

10.6	Warrant to purchase Common Stock issued to SMH Capital Inc, dated June 1, 2007*

10.7	Warrant to purchase Common Stock issued to Trinad Capital Master Fund, Ltd., dated June 1, 2007*

10.8	Pledge and Security Agreement, dated as of June 1, 2007, by and among U.S. Wireless Data, Inc., StarVox Communications, Inc., Capital Telecommunications, Inc., and the Investors*

10.9	Secured Guaranty by U.S. Wireless Data, Inc. and Capital Telecommunications, Inc., dated June 1, 2007*

10.10	Maturity Extension Letter Agreement, dated June 1, 2007 from U.S. Wireless Data, Inc., and StarVox Communications, Inc. to the Investors*

10.11	Second Amendment to the Senior Secured Promissory Notes by and among StarVox Communications, Inc, U.S. Wireless Data, Inc. and the holders party thereto and the form of warrant and subordination agreement thereunder*

10.12	Senior Secured Debenture issued to DKR Soundshore Oasis Holding Fund Ltd., dated July 10, 2007

*	Previously included with the Company’s Current Report on Form 8-K filed with the Commission on June 7, 2007.